                          OPPENHEIMER MULTI-SECTOR INCOME TRUST
                             Supplement dated February 16, 2005

The following is added to Part A of the N-2 filing:

At a meeting  on  February  16,  2005,  the  Board of  Trustees  of  Oppenheimer
Multi-Sector  Income Trust  approved a proposal to reorganize  the fund with and into  Oppenheimer  Strategic  Income  Fund,  an  open-end  fund.  The  Board  of
Oppenheimer  Multi-Sector  Income  Trust also  approved a  resolution  to hold a meeting  of  shareholders  of  the  Fund  to  vote  on  the  reorganization  and
recommended  that  shareholders  approve  it.  OppenheimerFunds,   Inc.  is  the
investment adviser to both funds. Both funds have similar investment  strategies and policies and have a common portfolio manager.

If the  proposed  reorganization  is also  approved  by the Board of Trustees of
Strategic  Income  Fund at its  meeting  scheduled  for March 1,  2005,  a proxy statement,  containing  more details about the proposal and the Board's  action, will be sent to  shareholders  of Oppenheimer  Multi-Sector  Income Trust asking them to vote on the proposed reorganization.

February 16, 2005                                             PX0680.009